Exhibit 99.1

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Summary of Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with unaudited condensed consolidated balance sheet of Medalist Diversified REIT, Inc. and Subsidiaries (collectively, the “Company”) as of June 30, 2019, the related unaudited condensed consolidated statement of operations for the six months ended June 30, 2019 and the audited condensed consolidated statement of operations for the year ended December 31, 2018.

The following unaudited pro forma consolidated balance sheet as of June 30, 2019 has been prepared to give effect to the acquisition of Clemson Best Western Hotel (the “Property”) as if the acquisition occurred on June 30, 2019.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2018 has been prepared to give effect to the acquisition of Clemson Best Western Hotel as if the acquisition occurred on January 1, 2018.

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2019 has been prepared to give effect to the acquisition of Clemson Best Western Hotel as if the acquisition occurred on January 1, 2019.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Clemson Best Western Hotel been consummated as of the date indicated.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2019

		Pro Forma
		Adjustments
		Clemson Best
	Historical	Western Property		Pro Forma
	June 30, 2019 (a)	Acquisition (b)		June 30, 2019
	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$45,320,863	$10,328,953	(c)	$55,649,816
Cash	9,106,107	(2,083,182	)(d)	7,022,925
Restricted cash	1,564,035	188,575	(e)	1,752,610
Rent and other receivables, net of allowance	51,314	-		51,314
Unbilled rent	412,649	-		412,649
Advance deposits	128,093	-		128,093
Intangible assets, net	2,155,746	-		2,155,746
Interest rate cap, at fair value	22,383	11,800	(f)	34,183
Prepaid expenses	93,285	-		93,285
Other assets	118,600	34,600	(g)	153,200
Total Assets	$58,973,075	$8,480,746		$67,453,821

LIABILITIES
Accounts payable and accrued liabilities	$1,256,317	-		$1,256,317
Intangible liabilities, net	392,703	-		392,703
Line of credit, short term, net	-	1,000,000	(h)	1,000,000
Related party note payable, short term	-	-		-
Mortgages payable, net	33,242,670	7,480,746	(i)	40,723,416
Total Liabilities	$34,891,690	$8,480,746		$43,372,436

EQUITY
Preferred stock	$-	$-		$-
Common stock	44,861	-		44,861
Additional paid-in capital	31,640,887	-		31,640,887
Offering costs	(2,792,523)	-		(2,792,523)
Accumulated deficit	(7,713,101)	-		(7,713,101)
Total Shareholders' Equity	21,180,124	-		21,180,124
Noncontrolling interests - Hampton Inn Property	1,438,353	-		1,438,353
Noncontrolling interests - Hanover Square Property	574,098	-		574,098
Noncontrolling interests - Operating Partnership	888,810	-		888,810
Total Equity	$24,081,385	$-		$24,081,385
Total Liabilities and Equity	$58,973,075	$8,480,746		$67,453,821

See the accompanying notes to unaudited pro forma consolidated balance sheet

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2019

Notes to unaudited pro forma consolidated balance sheet as of June 30, 2019

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company as of June 30, 2019.

(b)	Represents the acquisition of Clemson Best Western Hotel as if it had occurred on June 30, 2019. Clemson Best Western Hotel was purchased by MDR Clemson, LLC, which is wholly owned by Medalist Diversified Holdings, LP (the “Operating Partnership”), of which the Company is the General Partner. The purchase price of the property was $9,750,000 plus capitalized closing, lease buy-out and acquisition costs of $578,953 and the actual acquisition date was September 27, 2019.

(c)	Amounts recorded to investment properties include tangible assets acquired at closing, including land, site improvements, building and furniture, fixtures and equipment, and are recorded at fair value in accordance with Accounting Standards Codification (“ASC”) 805.

(d)	The acquisition cost, net of debt, was funded with $2,083,182 in cash from the Company. Pro forma cash from the Company has been adjusted over the actual cash investment made to reflect the impact of removing prepaid expenses, accrued liabilities and prorated revenues and expenses arising from the acquisition from the unaudited pro forma consolidated balance sheet.

(e)	Restricted cash represents deposits paid by the Company at closing for real estate tax and insurance escrows and operating and capital reserves.

(f)	The Company entered into an Interest Rate Protection Transaction to limit the Company’s exposure to increases in interest rates on the variable rate mortgage loan on the Property. Under this agreement, the Company’s interest rate exposure is capped at 8.4 percent if USD 1-Month LIBOR BBA exceeds 3.5 percent. In accordance with the guidance on derivatives and hedging, the Company records all derivatives on the balance sheet at fair value. For purposes of the pro forma consolidated balance sheet, fair value is determined by the cash paid at closing to obtain the Interest Rate Protection.

(g)	Represents the net cost to transfer the Property’s membership in the Best Western franchise to the Company.

(h)	The Company utilized $1,000,000 in funds from a line of credit, short term to fund a portion of the purchase price.

(i)	The Company obtained a mortgage payable totaling $7,750,000 with deferred financing costs totaling $269,254, which are presented as a direct reduction of the associated debt.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2018

		Pro Forma
		Adjustments
	Historical	Clemson Best		Pro forma
	Year ended	Western Property		Year ended
	December 31, 2018 (a)	Acquisition		December 31, 2018
		(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$2,372,666	$-		$2,372,666
Retail center property tenant reimbursements	541,116	-		541,116
Flex/industrial property revenues	-	-		-
Flex/industrial property tenant reimbursements	-	-		-
Hotel property room revenues	3,636,485	2,061,174	(b)	5,697,659
Hotel property other revenues	39,684	442,547	(c)	482,231
Total Revenue	$6,589,951	$2,503,721		$9,093,672

OPERATING EXPENSES
Retail center property operating expenses	976,468	-		976,468
Flex/industrial property operating expenses	-	-		-
Hotel property operating expenses	2,608,825	2,119,494	(d)	4,728,319
Share based compensation expenses	790,340	-		790,340
Legal, accounting and other professional fees	938,049	-		938,049
Corporate general and administrative expenses	106,281	-		106,281
Loss on impairment	191,578	-		191,578
Depreciation and amortization	2,043,323	573,855	(e)	2,617,178
Total Operating Expenses	7,654,864	2,693,349		10,348,213
Operating Loss	(1,064,913)	(189,628)		(1,254,541)
Interest expense	1,917,183	691,113	(f)	2,608,296
Net Loss from Operations	(2,982,096)	(880,741)		(3,862,837)
Other income	44,094	-		44,094
Net Loss before Income Taxes	(2,938,002)	(880,741)		(3,818,743)
Income tax expense	53,151	-		53,151
Net Loss	(2,991,153)	(880,741)		(3,871,894)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	(166,314)	-		(166,314)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(15,177)	-		(15,177)
Less: Net loss attributable to Operating Partnership noncontrolling interests	(66,339)	-		(66,339)
Net Loss Attributable to Medalist Common Shareholders	$(2,743,323)	$(880,741)		$(3,624,064)

Loss per share from operations - basic and diluted	$(1.39)			$(1.84)

Weighted-average number of shares - basic and diluted	1,967,980			1,967,980

Dividends declared per common share	$0.525			$0.525

See notes to unaudited pro forma consolidated statement of operations

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2018

(a)	Historical financial information was derived from the audited condensed consolidated financial statements of the Company for the year ended December 31, 2018.

(b)	Represents hotel room revenues for Clemson Best Western Hotel that would have been recognized for the year ended December 31, 2018 as if the acquisition occurred on January 1, 2018 based on historical operations of the previous owner.

(c)	Represents food and beverage and other revenues that would have been recognized for the year ended December 31, 2018 as if the acquisition occurred on January 1, 2018 based on historical operations of the previous owner.

(d)	Represents operating expenses for Clemson Best Western Hotel that would have been incurred for the year ended December 31, 2018 as if the acquisition occurred on January 1, 2018, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above.

(e)	Represents depreciation and amortization expense for Clemson Best Western Hotel for the year ended December 31, 2018 as if the Company had acquired Clemson Best Western Hotel on January 1, 2018. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 30 years for the building, 3 years for furniture, fixtures and equipment, and 6.4 years for land improvements.

(f)	Represents interest expense on the mortgage payable and line of credit, short term, for the year ended December 31, 2018 as if the loans were outstanding for the full 12 months of 2018.

Interest expense on the mortgage payable is based on the outstanding principal balance of $7,750,000 and is calculated at 7.15%, the rate in effect as of September 30, 2019 on the variable rate loan as if the loans were outstanding for the full 12 months of 2018. The mortgage payable bears interest at a variable rate based on the USD LIBOR one-month rate plus 4.9% with a minimum rate of 7.15%. As of September 30, 2019, the USD LIBOR one-month rate was 2.015%. If LIBOR exceeded 2.25%, a one-eighth (1/8) percentage point change in the USD LIBOR one-month rate would result in an adjustment to net income of $9,688 for the year ended December 31, 2018. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (three years).

Interest expense on the line of credit, short term is based on the outstanding principal balance of $1,000,000 and is calculated at 4.724%, the rate in effect as of September 1, 2019 on the variable rate loan as if the loans were outstanding for the full 12 months of 2018. A one-eighth (1/8) percentage point change in the USD LIBOR one-month rate would result in an adjustment to net income of $1,250 for the year ended December 31, 2018.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2019

		Pro Forma
		Adjustments
	Historical	Clemson Best		Pro Forma
	Six Months Ended	Western Property		Six Months Ended
	June 30, 2019 (a)	Acquisition		June 30, 2019
	(unaudited)	(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$1,504,004	$-		$1,504,004
Retail center property tenant reimbursements	279,137	-		279,137
Flex/industrial property revenues	-	-		-
Flex/industrial property tenant reimbursements	-	-		-
Hotel property room revenues	1,430,443	1,088,902	(b)	2,519,345
Hotel property other revenues	37,992	253,880	(c)	291,872
Total Revenue	$3,251,576	$1,342,782		$4,594,358

OPERATING EXPENSES
Retail center property operating expenses	$519,557	$-		$519,557
Flex/industrial property operating expenses	-	-		-
Hotel property operating expenses	1,198,734	995,177	(d)	2,193,911
Legal, accounting and other professional fees	543,809	-		543,809
Corporate general and administrative expenses	139,149	-		139,149
Depreciation and amortization	1,128,345	286,928	(e)	1,415,273
Total Operating Expenses	3,529,594	1,282,105		4,811,699
Loss on disposition of FF&E	983,855	-		983,855
Operating (Loss) Income	(1,261,873)	60,677		(1,201,196)
Interest expense	1,016,833	345,557	(f)	1,362,390
Net Loss from Operations	(2,278,706)	(284,879)		(2,563,585)
Other income	20,021	-		20,021
Decrease in fair value - interest rate cap	(104,414)	-		(104,414)
Net Loss	(2,363,099)	(284,879)		(2,647,978)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	(570,678)	-		(570,678)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(6,845)	-		(6,845)
Less: Net loss attributable to Operating Partnership noncontrolling interests	(39,942)	-		(39,942)
Net Loss Attributable to Medalist Common Shareholders	$(1,745,634)	$(284,879)		$(2,030,513)

Loss per share from operations - basic and diluted	$(0.61)			$(0.71)

Weighted-average number of shares - basic and diluted	2,867,478			2,867,478

Dividends declared per common share	$0.175			$0.175

See notes to unaudited pro forma consolidated statement of operations

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019

Notes to unaudited pro forma consolidated statement of operations for the six months ended June 30, 2019

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company for the six months ended June 30, 2019.

(b)	Represents hotel room revenues for Clemson Best Western Hotel that would have been recognized for the six months ended June 30, 2019 as if the acquisition occurred on January 1, 2019 based on historical operations of the previous owner.

(c)	Represents food and beverage and other revenues that would have been recognized for the six months ended June 30, 2019 as if the acquisition occurred on January 1, 2019 based on historical operations of the previous owner.

(d)	Represents operating expenses for Clemson Best Western Hotel for the six months ended June 30, 2019 as if the acquisition occurred on January 1, 2019, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above.

(e)	Represents depreciation and amortization expense for Clemson Best Western Hotel for the six months ended June 30, 2019 as if the Company had acquired Clemson Best Western Hotel on January 1, 2019. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 30 years for the building, 3 years for furniture, fixtures and equipment, and 6.4 years for land improvements.

(f)	Represents interest expense on the mortgage payable and line of credit, short term, for the six months ended June 30, 2019 as if the loans were outstanding for the full six months ended June 30, 2019.

Interest expense on the mortgage payable is based on the outstanding principal balance of $7,750,000 and is calculated at 7.15%, the rate in effect as of September 30, 2019 on the variable rate loan as if the loans were outstanding for the full six months ended June 30, 2019. The mortgage payable bears interest at a variable rate based on the USD LIBOR one-month rate plus 4.9% with a minimum rate of 7.15%. As of September 30, 2019, the USD LIBOR one-month rate was 2.015%. If LIBOR exceeded 2.25%, a one-eighth (1/8) percentage point change in the USD LIBOR one-month rate would result in an adjustment to net income of $4,844 for the six months ended June 30, 2018. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (three years).

Interest expense on the line of credit, short term is based on the outstanding principal balance of $1,000,000 and is calculated at 4.724%, the rate in effect as of September 1, 2019 on the variable rate loan as if the loan were outstanding for the full six months ended June 30, 2019. A one-eighth (1/8) percentage point change in the USD LIBOR one-month rate would result in an adjustment to net income of $625 for the six months ended June 30, 2019.